U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 14, 2007

EMERITUS CORPORATION
(Exact name of registrant as specified in charter)

Washington	1-14012	91-1605464
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Elliott Avenue, Suite 500

Seattle, Washington 98121
(Address of principal executive offices) (Zip Code)

(206) 298-2909
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 14, 2007, Emeritus Corporation (the "Company") exercised an option to purchase three communities in Florida currently leased by the Company from Health Care REIT, Inc. (“HCN”).  The communities are comprised of 431 units and offer assisted living, memory loss, and independent living services to seniors.  The purchase price is approximately $24.6 million, plus closing costs, with debt financing to be obtained prior to closing.  Two of the communities, are currently part of a cash flow sharing agreement with Daniel R. Baty, the Company’s Chairman and Chief Executive Officer, which involves 20 communities.  Upon completion of this transaction, these two communities will no longer be a part of the cash flow sharing arrangement.  The closing of the transaction is contingent on the satisfaction of certain conditions that are customary for transactions of this nature.

In addition, on June 14, 2007, the Company entered into a Purchase and Sale Agreement with Health Care Property Investors, Inc.; HCPI Trust, Emeritus Realty V, LLC; ESC-La Casa Grande, LLC; Texas HCP Holding, LP; and HCP AL of Florida, LLC (each, a "Seller" and collectively, the "Sellers") to purchase 32 communities consisting of approximately 2,901 units we currently lease and to purchase 8 communities consisting of approximately 742 units leased by Summerville Senior Living, an entity with whom the Company announced a merger agreement on March 29, 2007.  The purchase price for the 40 communities is $482.5 million, plus closing costs.  As part of the purchase agreement, Emeritus has placed a $5 million non-refundable, earnest money deposit.  The closing of the transaction is contingent on the satisfaction of certain limited conditions.  The Company is in the process of arranging financing for this transaction.

Item 8.01                      Other Events

The Company issued a press release on June 14, 2007, announcing the purchase of 40 communities.  A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company issued a press release on June 15, 2007, announcing the purchase of 3 communities.  A copy of the press release is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01                      Financial Statement and Exhibits.

(d)           Exhibits

Exhibit No.                                           Description

99.1	Press Release dated June 14, 2007, EMERITUS ANNOUNCES PURCHASE OF 40 COMMUNITIES.
99.1	Press Release dated June 15, 2007, EMERITUS ANNOUNCES PURCHASE OF 3 COMMUNITIES.
10.67.01	Purchase and Sale Agreement dated June 14, 2007, by and among HCPI; HCPI Trust; Emeritus Realty V, LLC; ESC-La Casa Grande, LLC; Texas HCP Holding, LP; HCP AL of Florida, LLC; and Emeritus Corporation
10.55.08	Early Option Letter between Health Care REIT, Inc. and certain Affiliates and Emeritus Corporation, Purchase of Park Club of Fort Meyers
10.61.06	Early Option Letter between Health Care REIT, Inc. and certain Affiliates and Emeritus Corporation, Purchase of Pavilion at Crossing Point, Orlando FL
10.61.07	Early Option Letter between Health Care REIT, Inc. and certain Affiliates and Emeritus Corporation, Purchase of Springtree, Sunrise, FL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

June 20, 2007		EMERITUS CORPORATION

	By:	/s/ Raymond R. Brandstrom
Raymond R. Brandstrom
Vice President of Finance, Chief Financial Officer
and Secretary

INDEX TO EXHIBITS

Exhibit No.                                           Description

99.1	Press Release dated June 14, 2007, EMERITUS ANNOUNCES PURCHASE OF 40 COMMUNITIES.
99.1	Press Release dated June 15, 2007, EMERITUS ANNOUNCES PURCHASE OF 3 COMMUNITIES.
10.67.01	Purchase and Sale Agreement dated June 14, 2007, by and among HCPI; HCPI Trust; Emeritus Realty V, LLC; ESC-La Casa Grande, LLC; Texas HCP Holding, LP; HCP AL of Florida, LLC; and Emeritus Corporation
10.55.08	Early Option Letter between Health Care REIT, Inc. and certain Affiliates and Emeritus Corporation, Purchase of Park Club of Fort Meyers
10.61.06	Early Option Letter between Health Care REIT, Inc. and certain Affiliates and Emeritus Corporation, Purchase of Pavilion at Crossing Point, Orlando FL
10.61.07	Early Option Letter between Health Care REIT, Inc. and certain Affiliates and Emeritus Corporation, Purchase of Springtree, Sunrise, FL